                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         JANUARY 25, 2002
                                                 -------------------------------


                      WASHINGTON GROUP INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-12054                                  35-0565601
-------------------------------------     --------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


        720 PARK BOULEVARD, BOISE, IDAHO                              83729
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)


     Registrant's telephone number, including area code      208-386-5000
                                                        ------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         As previously reported, on January 25, 2002 (the "Effective Date"), Washington Group International, Inc. emerged from chapter 11 bankruptcy protection pursuant to its Second Amended Joint Plan of Reorganization, as modified and confirmed by the United States Bankruptcy Court for the District of Nevada (the "Plan").

         As contemplated by the Plan, the following actions, among others, were effected on or about the Effective Date:

         o Washington Group issued 20,000,000 shares of its common stock, par value $0.01 per share ("Common Stock"), and delivered $20,000,000 in cash to Wells Fargo Bank Minnesota, N.A., as disbursing agent, for the holders of certain secured claims in the bankruptcy. Washington Group also entered into a Registration Rights Agreement with some of those holders.

         o Washington Group issued (1) 5,000,000 shares of Common Stock and (2) warrants to purchase additional shares of Common Stock ("Warrants") to Wells Fargo Bank Minnesota, N.A., as disbursing agent, for the holders of certain unsecured claims in the bankruptcy. Washington Group also entered into a Warrant Agreement with Wells Fargo Bank Minnesota, N.A., as warrant agent, relating to the Warrants. The Warrants include one tranche of warrants to purchase an aggregate 3,086,420 shares of Common Stock at a strike price of $28.50 per share, a second tranche of warrants to purchase an aggregate 3,527,337 shares of Common Stock at a strike price of $31.74 per share, and a third tranche of warrants to purchase an aggregate 1,906,667 shares of Common Stock at a strike price of $33.51 per share, in each case subject to adjustment and otherwise in accordance with the terms of the Warrant Agreement. All Warrants expire on January 25, 2006.

         o All of Washington Group's equity securities existing prior to the Effective Date were deemed cancelled and extinguished.

         o Washington Group entered into a $350 million, 30-month revolving credit facility with a banking syndicate led and arranged by Credit Suisse First Boston.

         o Washington Group entered into an Underwriting and Continuing Indemnity Agreement with Federal Insurance Company, as surety.

         o Washington Group filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted Amended and Restated Bylaws.

         o Washington Group adopted an Equity and Performance Incentive Plan (the "Equity Plan") and an Equity and Performance Incentive Plan - California (the "California Equity Plan") for grants of options to California residents.

         o Washington Group granted Dennis R. Washington, Washington Group's Chairman, options under the Equity Plan to purchase an aggregate 3,224,100 shares of Common Stock. Mr. Washington's options include one tranche of options to purchase an aggregate 1,388,900 shares of Common Stock at a strike price of $24.00 per share, which options expire on January 25, 2007, a second tranche of options to purchase an aggregate 881,800 shares of Common Stock at a strike price of $31.74 per share, which options expire on January 25, 2006, and a third tranche of options to purchase an aggregate 953,400 shares of Common Stock at a strike price of $33.51 per share, which options expire on January 25, 2006. One-third of the options in each tranche vested on the Effective Date, one-third will vest on January 25, 2003, and the final one-third will vest on January 25, 2004.

         o The Board of Directors of Washington Group (the "Board") granted other management and designated employees options under the Equity Plan and the California Equity Plan to purchase an aggregate 1,388,900 shares of Common Stock at a strike price of $24.00 per share. All of these options expire on January 25, 2012.

         o Washington Group entered into a Trust and Disbursing Agreement with Wells Fargo Bank Minnesota, N.A., as disbursing agent, relating to distributions of cash, Common Stock, Warrants and the proceeds of various avoidance actions pursuant to the Plan.

         o Washington Group entered into a Settlement Agreement and an Agreement for Consulting and Professional Services with Raytheon Company and one of Raytheon's subsidiaries.

         o The Board approved the form of indemnification agreement to be entered into between Washington Group and its directors and executive officers.

         A copy of each of the documents described above is filed with this current report on Form 8-K and incorporated by reference.

         In addition, pursuant to the Plan, Robert S. Miller, Jr., Dorn Parkinson and Terry W. Payne ceased to serve as directors of Washington Group as of the Effective Date. As of the Effective Date the authorized number of directors of Washington Group's Board is eleven and the directors are divided into three classes. Class I consists of three directors who will hold office until the annual meeting of stockholders to be held in 2003, Class II consists of four directors who will hold office until the annual meeting of stockholders to be held in 2004, and Class III consists of four directors who will hold office until the annual meeting of stockholders to be held in 2005.

         The Plan provides procedures, as described below, for designating the members of the initial Board. Pending completion of these procedures, the Plan provides for an interim Board, which consists of David H. Batchelder, H. Peter Boger, Robert A. Del Genio, Joel A. Glodowski, Stephen G. Hanks, Samuel "Skip" Victor, Dennis R. Washington and four vacancies. Thomas

McGraw and Therese A. Fontaine were also designated as members of the interim Board as of the Effective Date in accordance with the Plan. On the Effective Date, prior to the first meeting of the Board, Mr. McGraw declined to serve as a director. In addition, on February 1, 2002, Ms. Fontaine resigned from her position as a director.

         The members of the interim Board (and their respective replacements) are assigned to the following classes: Mr. Washington, Mr. Boger and Mr. Glodowski are in Class I, Mr. Hanks, Mr. Del Genio and Mr. Victor are in Class II and Mr. Batchelder is in Class III. One of the vacancies is in Class II, and the other three vacancies are in Class III. The members of each class will hold office until their successors are elected and qualified or their earlier resignation or removal, in each case in accordance with Washington Group's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

         Pursuant to the Plan, the initial Board will consist of Mr. Batchelder, Mr. Hanks, Mr. Washington, six directors appointed by the Steering Committee for the Prepetition Secured Lenders (the "Steering Committee") and two directors appointed by the Official Committee of Unsecured Creditors (the "Creditors' Committee"). As soon as practicable after the Effective Date, the Steering Committee and Creditors' Committee will designate final members to replace the members of the interim Board, other than Mr. Batchelder, Mr. Hanks and Mr. Washington, and to fill the vacancies. Washington Group will then file a notice of this designation with the bankruptcy court, which will resolve any disputes regarding the qualifications of any designated final member.

         On February 5, 2002, Washington Group issued a news release updating financial projections that were filed with the bankruptcy court and the Securities and Exchange Commission in August 2001 in connection with the company's bankruptcy proceedings. The news release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.

Exhibit Number     Exhibit
--------------     -------

3.1 Amended and Restated Certificate of Incorporation of Washington Group International, Inc.

3.2                Amended and Restated Bylaws of Washington Group
                   International, Inc.

4.1                Specimen certificate of Washington Group International.
                   Inc.'s Common Stock.

4.2 Registration Rights Agreement, dated as of January 25, 2002, among Washington Group International, Inc. and certain parties identified therein.

4.3 Warrant Agreement, dated as of January 25, 2002, between Washington Group International, Inc. and Wells Fargo Bank Minnesota, N.A., as warrant agent.

4.4 Form of Tranche A Warrant Certificate (attached as an exhibit to the Warrant Agreement filed as Exhibit 4.3).

4.5 Form of Tranche B Warrant Certificate (attached as an exhibit to the Warrant Agreement filed as Exhibit 4.3).

4.6 Form of Tranche C Warrant Certificate (attached as an exhibit to the Warrant Agreement filed as Exhibit 4.3).

10.1 Credit Agreement, dated as of January 24, 2002, among Washington Group International, Inc., Credit Suisse First Boston, as administrative agent, collateral monitoring agent, lead arranger and book manager, ABLECO Finance LLC, as documentation agent, and certain lenders and issuers identified therein.

10.2 Pledge and Security Agreement, dated as of January 24, 2002, among Washington Group International, Inc., certain subsidiaries of Washington Group International, Inc. identified therein and Credit Suisse First Boston, as administrative agent.

10.3 Underwriting and Continuing Indemnity Agreement, dated as of January 24, 2002, between Washington Group International, Inc. and Federal Insurance Company, as surety.

10.4 Trust and Disbursing Agreement, dated as of January 25, 2002, among Washington Group International, Inc., the Official Unsecured Creditors' Committee and Wells Fargo Bank Minnesota, N.A., as disbursing agent.

10.5 Settlement Agreement, dated as of January 23, 2002, among Washington Group International, Inc., Raytheon Company and Raytheon Engineers & Constructors International, Inc.

10.6 Agreement for Consulting and Professional Services, dated as of January 23, 2002, among Washington Group International, Inc., Raytheon Company and Raytheon Engineers & Constructors International, Inc.

10.7               Washington Group International, Inc. Equity and Performance
                   Incentive Plan.

10.8 Washington Group International, Inc. Equity and Performance Incentive Plan - California.

10.9 Letter Agreement, dated as of November 15, 2001, between Washington Group International, Inc. and Dennis R. Washington.

10.10 Form of Indemnification Agreement between Washington Group International, Inc. and its directors and executive officers, and a schedule listing the directors and executive officers that have or will enter into an indemnification agreement in such form.

99.1               News Release dated February 5, 2002.


ITEM 8.  CHANGE IN FISCAL YEAR.

         On December 27, 2001, pursuant to a resolution of the Board, Washington Group determined to change its fiscal year from the Friday nearest November 30 to the Friday nearest December 31 of each year. Washington Group's quarterly report on Form 10-Q for the quarter ended March 29, 2002 will include information with respect to that quarter and the transition period commencing on November 30, 2001 and ending on December 28, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASHINGTON GROUP INTERNATIONAL, INC.



February 8, 2002                    By:  /s/ Craig G. Taylor
                                         ---------------------------------------
                                         Craig G. Taylor
                                         Secretary